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                                                                      Exhibit 21

                        EDS SUBSIDIARIES AS OF 12/31/00
                        -------------------------------

Name of EDS Subsidiary                                  Legal Jurisdiction
----------------------                                  ------------------

3301942 Media Accounting Services Limited               England
502300 New Brunswick Inc.                               New Brunswick
503455 New Brunswick Inc.                               New Brunswick
A.T. Kearney (Bermuda) Ltd.                             Bermuda
A.T. Kearney (Hong Kong) Limited                        Hong Kong
A.T. Kearney (International) AG                         Switzerland
A.T. Kearney (Portugal) Consultadoria de Gestao LDA     Portugal
A.T. Kearney (Proprietary) Limited                      South Africa
A.T. Kearney S.A.S.                                     France
A.T. Kearney A/S                                        Denmark
A.T. Kearney AB                                         Sweden
A.T. Kearney AG                                         Switzerland
A.T. Kearney Argentina S.A.                             Argentina
A.T. Kearney AS                                         Norway
A.T. Kearney Australia Pty. Ltd.                        Australia
A.T. Kearney B.V.                                       Netherlands
A.T. Kearney Co., Ltd.                                  Taiwan
A.T. Kearney de Venezuela, C.A.                         Venezuela
A.T. Kearney Ges.m.b.H                                  Austria
A.T. Kearney GmbH                                       Germany
A.T. Kearney International AS                           Norway
A.T. Kearney International, Inc.                        Delaware
A.T. Kearney K.K.                                       Japan
A.T. Kearney Limited                                    England
A.T. Kearney, Ltd.                                      Ontario
A.T. Kearney Ltda.                                      Brazil
A.T. Kearney New Zealand Limited                        New Zealand
A.T. Kearney NV                                         Belgium
A.T. Kearney, Oy.                                       Finland
A.T. Kearney Pte. Ltd.                                  Singapore
A.T. Kearney, SpA                                       Italy
A.T. Kearney Sp. z.o.o.                                 Poland
A.T. Kearney Yonetim Danismanlik A.S.                   Turkey
A.T. Kearney, Inc.                                      Delaware
A.T. Kearney, S.A.                                      Spain
A.T. Kearney, S.A. de C.V.                              Mexico
ABS Computers (Pty) Ltd.                                South Africa
Advanced Computing                                      California
Advanced Management Services C.A.                       Venezuela
Advanced Repair Services                                California
Agora s.r.l.                                            Italy
American Network Leasing Corporation                    Nevada
Beijing International Information Processing Company
 Limited                                                Peoples Rep. of China
Citymax Egypt SAE                                       Egypt
Citymax Integrated Information Systems Ltd.             England and Wales
Citymax RA Limited                                      England and Wales
Clarion Training Limited                                UK
Comper S.A. de C.V.                                     Mexico
Computer Marketing Ltd.                                 UK
Computers North East Limited                            UK
CoNext Holdings, Inc.                                   Delaware

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Databank Systems Limited                                New Zealand
Database Tecnologie S.p.A.                              Italy
Dirtech, S.A. de C.V.                                   Mexico
DVOIT Limited                                           England
E.D.S. Canada Leasing Ltd.                              Ontario
E.D.S. de Mexico, Sociedad Anonima de Capital Variable  Mexico
E.D.S. International Corporation                        Texas
E.D.S. International Limited                            England
E.D.S. Service, Ltd.                                    Japan
E.D.S. Spectrum Corporation                             Nevada
E.D.S. World Corporation (Far East)                     Nevada
E.D.S. World Corporation (Netherlands)                  Texas
eBreviate UK Limited                                    England
eBreviate, Inc.                                         Delaware
Edley S.A.                                              Uruguay
EDS (Australia) Pty Limited                             Australia
EDS (Australia) Superannuation Fund Pty Ltd             Australia
EDS (China) Co., Ltd.                                   China
EDS (Electronic Data Systems) France S.A.S.             France
EDS (Electronic Data Systems) Limited                   England
EDS (Europe) S.A.                                       Switzerland
EDS (Korea) Ltd.                                        Korea
EDS (New Zealand) Limited                               New Zealand
EDS (New Zealand) Pensions Limited                      New Zealand
EDS (Operations) Pty Ltd                                Australia
EDS (Schweiz) AG                                        Switzerland
EDS (Services) Pty Ltd.                                 Australia
EDS 1994 Trustee Limited                                England
EDS Africa Limited                                      South Africa
EDS Asia Pacific Services Corporation                   Nevada
EDS Canada Inc.                                         Ontario
EDS CoNext, Inc.                                        Delaware
EDS Consulting GmbH                                     Germany
EDS Customer Care Services (Deutschland) GmbH           Germany
EDS Customer Relationship Management, Inc.              Delaware
EDS Danmark A/S                                         Denmark
EDS Defence Limited                                     England
EDS Defense N.V.                                        Belgium
EDS Desenvoluimento de Productos Ltda.                  Brazil
EDS Digital Economy Fund LP                             Delaware
EDS Electronic Data Sistemleri Ticaret Limited Sirketi  Turkey
EDS Electronic Data System Luxembourg S.A.              Luxembourg
EDS Electronic Data Systems (Hong Kong) Limited         Hong Kong
EDS Electronic Data Systems (India) Private Limited     India
EDS Electronic Data Systems (Philippines), Inc.         Philippines
EDS Electronic Data Systems (Thailand) Co., Ltd.        Thailand
EDS Electronic Data Systems Berlin GmbH                 Germany
EDS Electronic Data Systems del Peru S.A.               Peru
EDS Electronic Data Systems Italia S.p.A.               Italy
EDS Electronic Data Systems Italia Software S.p.A       Italy
EDS Electronic Datasystems Limted                       Hungary
EDS Electronic Financial Services, Inc.                 Delaware
EDS Enterprise Solutions Africa (Pty) Limited           South Africa
EDS EPSYDRE                                             France
EDS Europe                                              England
EDS Export Corporation                                  St. Croix

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EDS Finance plc                                         England
EDS Financial Services Company (Ireland) Limited        Ireland
EDS Finland Oy Ab                                       Finland
EDS Forsvars Services AB                                Sweden
EDS-Gesellschaft fur Online-Dienste mbH                 Germany
EDS Global Services, Inc.                               Delaware
EDS Gulf States, WLL                                    Bahrain
EDS Holding GmbH                                        Germany
EDS Information Services L.L.C.                         Delaware
EDS Informationstechnologie und Service GmbH            Germany
EDS Informatique S.A.                                   Switzerland
EDS Ingevision S.A.S.                                   France
EDS Innovations Inc.                                    New Brunswick
EDS International (Greece) SA                           Greece
EDS International (Singapore) Pte. Limited              Singapore
EDS Inv01 Corporation                                   Delaware
EDS Investment Fund, Inc.                               Delaware
EDS MSC (Malaysia) Sdn Bhd.                             Malaysia
EDS Nominees Limited                                    England
EDS Norge AS                                            Norway
EDS North America Holdings, Inc.                        Nevada
EDS Personal Communications Corporation                 Delaware
EDS Poland Sp. z.o.o.                                   Poland
EDS Progical S.A.                                       France
EDS Properties Corporation                              Delaware
EDS Pubblica Amministrazione S.p.A.                     Italy
EDS Quebec Inc.                                         Canada
EDS Resource Management Corporation                     Delaware
EDS Secretarial Services Limited                        England
EDS Sweden AB                                           Sweden
EDS Technologies Corporation                            Delaware
EDS Trustee Limited                                     England
EDS UK Limited                                          England
EDS World Corporation Subholdings                       Delaware
EDS World Services Corporation                          Nevada
EDS, s.r.o.                                             Czech Republic
EDS-Electronic Data Systems do Brasil Ltda              Brazil
EDS-Electronic Data Systems Processamento de Dados
 Informaticos, Lda                                      Portugal
EDS-Padcom Clinical Research Beteiligungs GmbH          Germany
EDS-Scicon N.V.                                         Belgium
EDS-Scicon, US Software Products Group Incorporated     Delaware
EDS/SHL Corporation                                     Delaware
EDSCICON (Malaysia) Sdn. Bhd.                           Malaysia
Effe Sistemi S.p.A.                                     Italy
Eisis Limited                                           England
Electronic Data Systems (EDS Austria) Gmbh              Austria
Electronic Data Systems (EDS Ecuador) CIA, LTDA         Ecuador
Electronic Data Systems (EDS) de Argentina S.A.         Argentina
Electronic Data Systems (EDS) International B.V.        Netherlands
Electronic Data Systems (EDS) Israel, Ltd.              Israel
Electronic Data Systems (EDS-IPG) Inc.                  Canada
Electronic Data Systems (Ireland) Limited               Ireland
Electronic Data Systems Belgium N.V.                    Belgium
Electronic Data Systems Chile, S.A.                     Chile
Electronic Data Systems Colombia, S.A.                  Colombia
Electronic Data Systems de Venezuela "EDS" C.A.         Venezuela

                                       3
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Electronic Data Systems Espana S.A.                     Spain
Electronic Data Systems IT Services(M) Sdn. Bhd.        Malaysia
Electronic Data Systems Limited                         England
Electronic Data Systems Taiwan Corporation              Peoples Rep. of China
Electronic Data Systems, Ltd.                           Japan
France Informatique Juridique S.A.                      France
GCS Limited                                             New Zealand
GeoVision Systems Limited                               UK
Habberstad Consulting AS                                Norway
Habberstad Partners AB                                  Sweden
IGBF, Ltd.                                              Bermuda
Industrie Software-Systementwicklungs GmbH & Co.
 KG (ISE KG)                                            Germany
Insurance Software Solutions Corp. ("Solcorp")          Ontario
Integradora de Servicios, Central, S.A. de C.V.         Mexico
Integradora de Servicios S.A. de C.V. (ISSA)            Mexico
Istiservice S.p.A.                                      Italy
Japan Systems Company Limited                           Japan
K.K. Tokai Atene Computer                               Japan
Keisai Asociados, C.A.                                  Venezuela
Keisai Panama, S.A.                                     Panama
La Francaise de Maintenance SCS                         France
Legacy Land Development Corporation                     Texas
LG-EDS Systems, Inc.                                    Korea
M&DR Consultans Marketing and Data Research S.r.l.      Italy
Management Computer Equipment S.A.                      Belgium
MLT Holding, L.P.                                       Texas
National Heritage Insurance Company                     Texas
Neodata Services Limited                                Ireland
Nippon EDS Company, Ltd.                                Japan
Nova Domus S.r.l.                                       Italy
P.T. Electronic Data Systems Indonesia                  Indonesia
Padcom Clinical Research GmbH                           Germany
Planning Consultancy Ltd.                               UK
Power Investment Corporation                            Nevada
Premida-Comercio, Gestao e Servicos, Lda                Portugal
PT A.T. Kearney                                         Indonesia
PT Danamon-EDS Technology Services                      Indonesia
PT Indo-EDS Daya Selaras                                Indonesia
Rol. 20, S.A.                                           Spain
Roma Servizi Informatici S.p.A.                         Italy
SF Services                                             UK
S.D. International Limited                              England
Sarsfield Systems Limited                               Ireland
Scicon Arabia Limited                                   England
Scicon Consultancy International Limited                England
Scicon Limited                                          England
SD-Scicon Europe Limited                                England
SD-Scicon Pte Limited                                   Singapore
SDT Industrie-Leasing GmbH (SDT)                        Germany
Servizi ICT S.r.l.                                      Italy
SHL Outsourcing Services (UK) Limited                   UK
SHL Subco 1 Inc.                                        New Brunswick
SHL Subco 2 Inc.                                        New Brunswick
SHL Subco 3 Inc.                                        New Brunswick
SHL Subco 4 Inc.                                        New Brunswick
SHL Subco 5 Inc.                                        New Brunswick

                                       4
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SHL Systemhouse Belgium N.V.                         Belgium
SHL Systemhouse Co.                                  New Brunswick
SHL Systemhouse de Mexico, S.A. de C.V.              Mexico
SHL Systemhouse de sur America C.A.                  Venezuela
SHL Systemhouse Europe Limited                       UK
SHL Systemhouse Ireland Limited                      Ireland
SHL Systemhouse Nederland B.V.                       Netherlands
SHL Systemhouse U.K. Limited                         UK
SHL Technology Solutions Limited                     UK
Sistemi Sanitari S.p.A.                              Italy
SmartHealth Inc.                                     Manitoba, Canada
Spartan Funding Company                              England (Wales)
Stellar Systems Group Inc.                           British Columbia
Strategem Ltd.                                       UK
Subarban Limited-Liability Company                   Nevada
Systemhouse (Barbados) Inc.                          Barbados
Systemhouse International S.A.                       Switzerland
Systems Designers Estates Limited                    England
Systems Designers International Limited              Hong Kong
Systems Designers Limited                            England
Systems Programming (Scotland) Limited               Scotland
Systems Programming Limited                          England
Systems Programming Overseas Limited                 England
Teleclient S.r.l.                                    Italy
Lacek Group Pty, Limited, (The)                      Australia
Trans-Act Limited                                    UK
TransAlliance LP                                     Washington
Trusco Services, Inc.                                North Carolina
UMW-EDS Technologies Sdn. Bhd.                       Malaysia
Unigraphics Solutions (Australia) Pty Ltd.           Australia
Unigraphics Solutions (Austria)
 Handelsgesellschaft m.b.H.                          Austria
Unigraphics Solutions (HK) Limited                   Hong Kong
Unigraphics Solutions (Korea) Ltd.                   Korea
Unigraphics Solutions (Malaysia) Sdn. Bhd.           Malaysia
Unigraphics Solutions (Thailand) Co., Ltd.           Thailand
Unigraphics Solutions AG                             Switzerland
Unigraphics Solutions Asia/Pacific Incorporated      Delaware
Unigraphics Solutions B.V.                           Netherlands
Unigraphics Solutions Canada Ltd.                    Canada
Unigraphics Solutions Danmark A/S                    Denmark
Unigraphics Solutions de Mexico, S.A. de C.V.        Mexico
Unigraphics Solutions do Brasil Ltda.                Brazil
Unigraphics Solutions Espana, S.A.                   Spain
Unigraphics Solutions France SAS                     France
Unigraphics Solutions GmbH                           Germany
Unigraphics Solutions Inc.                           Delaware
Unigraphics Solutions International Inc.             Delaware
Unigraphics Solutions Japan Ltd.                     Japan
Unigraphics Solutions Limited                        England
Unigraphics Solutions N.V.                           Belgium
Unigraphics Solutions Norge AS                       Norway
Unigraphics Solutions Pte. Limited                   Singapore
Unigraphics Solutions S.p.A.                         Italy
Unigraphics Solutions Sp.z.o.o.                      Poland
Unigraphics Solutions Sverige AB                     Sweden
Universal Money Systems                              UK

                                       5
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Ward FSC, Ltd                                        Bermuda
Wendover Financial Services Corporation              North Carolina
Wendover Funding, Inc.                               North Carolina
Wendover Resources, Inc.                             Pennsylvania
Western Electronic Service Transaction Company       Nevada
Wolsingvale Limited                                  UK

                                       6